PROSPECTUS                                                                                 DECEMBER 10, 2001

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 40 separate  portfolios
("Portfolios"), 18 of which are offered through this Prospectus:

AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST American Century Income & Growth Portfolio
AST INVESCO Equity Income Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.
SV2AST

                                                 TABLE OF CONTENTS
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                                                Risk/Return Summary

         American  Skandia Trust (the "Trust") is comprised of forty investment  portfolios,  eighteen of which are offered  through  this  Prospectus  (the  "Portfolios").  The  Portfolios  are  designed to provide a wide range of investment  options.  Each  Portfolio has its own  investment  goal and style (and,  as a result,  its own level of risk).  Some of the Portfolios  offer  potential for high returns with  correspondingly  higher risk,  while others offer stable  returns  with  relatively  less risk.  It is possible to lose money when  investing  even in the most conservative  of the  Portfolios.  Investments  in the  Portfolios  are not bank  deposits  and are not  insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on each
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks  to  which a  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and risks of each  Portfolio.  Additional  information  about  each  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in common stocks of foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

Principal Investment Strategies:
-------------------------------

The AST Janus Overseas Growth Portfolio  pursues its objective  primarily  through  investments in common stocks of issuers  located  outside the United States.  The Portfolio has the  flexibility to invest on a worldwide  basis in companies and  organizations  of any size,  regardless of country of  organization  or place of principal  business activity.  The Portfolio  normally  invests at least 65% of its total assets in securities of issuers from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in stocks selected for their growth  potential.  The Sub-advisor  generally takes a
"bottom  up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large, regardless of where the  companies are organized or where they  primarily  conduct  business.  Although  themes may emerge in the  Portfolio,  securities  are  generally  selected  without  regard to any  defined  allocation  among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to  achieve  its  investment  objective  by investing  primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity securities  include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands  of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term,  the stocks of  companies  with  accelerating  earnings and revenues  have a  greater-than-average  chance to increase in value.

The  Sub-advisor  recognizes  that,  in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of  assets  among  different  countries  and  regions  also  is an  important  factor  in  managing  an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  While the  Portfolio's  focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:
---------------

o        Both of the  international  portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The  level of risk of the  international  portfolios  will  generally  be  higher  than the  level of risk associated  with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations in currency
     exchange  rates,  less  liquid  and  more  volatile  securities  markets,   unstable  political  and  economic
     structures,  reduced  availability  of  information,  and lack of uniform  financial  reporting and regulatory practices  such as those that apply to U.S.  issuers.  While neither of the  international  portfolios  invest primarily in companies  located in developing  countries,  each may invest in those  companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of
Value                                                        small capitalization companies that are believed to be
                                                             undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

Janus Mid-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common stocks, with
                                                             normally at least 65% of the Portfolio's assets invested in medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common and preferred
                                                             stocks.

MFS Growth                     Long-term capital growth      The Portfolio invests primarily in common stocks and related
                               and future income             securities.

Marsico Capital Growth         Capital growth                The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                  Capital growth                The Portfolio invests primarily in common stocks.

Principal Investment Strategies:
-------------------------------

The AST PBHG  Small-Cap  Growth  Portfolio  (formerly,  the AST  Janus  Small-Cap  Growth  Portfolio)  pursues  its objective by normally  investing at least 80% of its total assets in the common  stocks of  small-sized  companies.
For purposes of the  Portfolio,  small-sized  companies are those that have market  capitalizations  similar to the market  capitalizations  of the  companies in the Russell  2000(R)Index at the time of the  Portfolio's  investment.
The Sub-adviser  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Index and those on which the  Sub-advisor  intends to focus the Portfolio's  investments  will change with market  conditions.  The
Sub-Advisor uses its own fundamental  research,  computer models and proprietary  measures of growth in determining which  stocks to select for the  Portfolio.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have strong business  momentum,  earnings  growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the  Sub-advisor,  such as price-to-earnings ratios.

At least 80% of the AST DeAM Small-Cap Growth  Portfolio's  (formerly,  the AST Scudder Small-Cap Growth Portfolio)
total assets normally will be invested in the equity securities of smaller  companies,  i.e., those having a market capitalization  of $2  billion or less at the time of  investment,  many of which  would be in the early  stages of their life cycle.  Equity  securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Portfolio  intends to invest  primarily in stocks of companies whose  earnings  per share are  expected  by the  Sub-advisor  to grow  faster  than the  market  average  ("growth stocks").

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including  analysts' estimates of future earnings and industry-relative  price  multiples.  Other  factors  are net  income  growth  versus  cash flow  growth as well as earnings and price momentum.

The AST Goldman Sachs  Small-Cap  Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio) will seek its objective through investments  primarily in equity securities of small  capitalization  companies that are believed to be undervalued in the marketplace.  Typically,  in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor's value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not  adequately  reflect their  long-term  business  potential.
Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations,  or as more investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value, sales,  asset value,  earnings,  dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The AST Gabelli  Small-Cap Value  Portfolio  (formerly,  the AST T. Rowe Price Small Company Value  Portfolio) will invest at least 65% of its total assets in stocks and  equity-related  securities of small companies ($1 billion or less in market  capitalization).  Reflecting a value  approach to investing,  the Portfolio will seek the stocks of companies  whose  current stock prices do not appear to adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business franchises.  The Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization of more than $1 billion,  and it may on occasion purchase companies with a market cap of more than $1 billion.

The AST Janus Mid-Cap Growth Portfolio  pursues its objective by investing  primarily in common stocks selected for their growth  potential,  and normally  invests at least 65% of its equity assets in  medium-sized  companies.  For purposes of the Portfolio,  medium-sized companies are those whose market capitalizations  (measured at the time of investment)  fall within the range of  companies  in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The
Sub-advisor  generally  takes a "bottom up" approach to choosing  investments  for the  Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

To pursue its objective,  the AST Neuberger Berman Mid-Cap Growth Portfolio  primarily invests in the common stocks of mid-cap  companies.  Companies with equity market  capitalizations  from $300 million to $10 billion at the time of investment are considered  mid-cap companies for purposes of the Portfolio.  Some of the Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap  companies.  The Portfolio  seeks to reduce risk by diversifying among many companies and industries.

The  Portfolio  is  normally  managed  using a  growth-oriented  investment  approach.  The  Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these  companies may include  above-average growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics  in a company,  such as  financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock when it reaches a target  price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective,  the AST Neuberger Berman Mid-Cap Value Portfolio  primarily  invests in the common stocks of mid-cap companies.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The  Portfolio  seeks to reduce risk by  diversifying  among many  companies  and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings ratio,  consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger  All-Cap  Growth  Portfolio  invests  primarily  in equity  securities,  such as common or  preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes, and may emphasize either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital  creative  companies  that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive Life Cycle Change  Companies.  Companies  experiencing a major change that is expected to produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST MFS Growth Portfolio invests,  under normal market  conditions,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of
companies  that  the  Sub-advisor   believes  offer  better  than  average  prospects  for  long-term  growth.  The
Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the Portfolio,  the Sub-advisor  seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top-down"  approach takes into consideration  such  macro-economic factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry consolidation,  and  the  sustainability  of  economic  trends.  As a  result  of this  "top  down"  analysis,  the
Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its  franchise  durability  and pricing  power,  solid  fundamentals  (e.g.,  a strong  balance  sheet, improving  returns on equity,  and the  ability to generate  free cash flow),  strong  management,  and  reasonable valuations in the context of projected growth rates.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in common  stocks.  Common stock investments  will be in  companies  that the  Sub-advisor  believes  are  experiencing  favorable  demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

Principal Risks:
---------------

o        All of the capital growth  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital growth  portfolios are subject  depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of  smaller  companies  tend to be  subject to more abrupt and erratic  price  movements  than  securities  of larger  companies,  in part  because  they may have limited product lines,  markets,  or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the
     AST  PBHG  Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Growth  Portfolio,  the AST  Goldman  Sachs
     Small-Cap Value  Portfolio and the AST Gabelli  Small-Cap Value Portfolio can be expected to be subject to the highest  degree of risk relative to the other capital growth funds.  The AST Janus Mid-Cap  Growth  Portfolio, the AST Neuberger  Berman Mid-Cap Growth  Portfolio and the AST Neuberger  Berman Mid-Cap Value  Portfolio can
     be expected to be subject to somewhat less risk,  and the AST MFS Growth  Portfolio,  the AST Marsico  Capital
     Growth  Portfolio,  and the AST JanCap Growth  Portfolio to somewhat less risk than the mid-cap funds. The AST
     Alger  All-Cap   Growth   Portfolio  may  invest  in  equity   securities  of  companies   without  regard  to
     capitalization, and may include large and small companies at the same time.

o        The AST PBHG Small-Cap Growth Portfolio,  the AST DeAM Small-Cap Growth  Portfolio,  the AST Janus Mid-Cap
     Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Alger All-Cap Growth Portfolio,
     the AST MFS Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio and the AST JanCap Growth  Portfolio
     generally take a growth  approach to investing,  while the AST Goldman Sachs Small-Cap  Value  Portfolio,  the
     AST Gabelli  Small-Cap Value Portfolio and the AST Neuberger  Berman Mid-Cap Value Portfolio  generally take a value  approach.  Value stocks are  believed to be selling at prices lower than what they are actually  worth, while growth  stocks are those of  companies  that are expected to grow at  above-average  rates.  A portfolio investing  primarily in growth  stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are  subject  to the risks that the market may not  recognize  the stock's actual value or that the market actually valued the stock appropriately.

o        The AST Janus Mid-Cap Growth Portfolio is a non-diversified fund in that they may hold larger positions in a smaller number of securities.  As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers Realty  Portfolio  pursues its investment  objective of maximizing  total return by seeking, with approximately equal emphasis,  capital growth and current income.  Under normal  circumstances,  the Portfolio will  invest  substantially  all of its assets in the equity  securities  of real  estate  companies.  Such  equity securities  will consist of common stocks,  rights or warrants to purchase  common stocks,  securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's  view, a significant  element of the securities' value, and preferred stocks.

For purposes of the Portfolio's  investment  policies,  a "real estate company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least
50% of its  assets  in real  estate.  The  Portfolio  may  invest up to 10% of its total  assets in  securities  of foreign real estate companies.  Real estate companies may include real estate  investment  trusts ("REITs").  REITs pool  investors'  funds for  investment  primarily in income  producing real estate or real estate related loans or interests.

The AST  American  Century  Income  & Growth  Portfolio's  investment  strategy  utilizes  quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by market  capitalization), from most  attractive to least  attractive.  These  rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock  price to book value and stock  price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant  additional  risk. The  Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign issuers.  Up to 30% of the  Portfolio's  assets  may be  invested  in  equity  securities  that do not pay  regular dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or convertible bonds.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary  risk of each of the growth and income  portfolios  is that the value of the  securities  they hold will decline.  The degree of risk to which the growth and income  portfolios  are subject is likely to be somewhat less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.

o        The AST Cohen & Steers Realty  Portfolio and the AST American  Century  Income & Growth  Portfolio  invest primarily  in  equity  securities.  The AST  INVESCO  Equity  Income  Portfolio  invests  primarily  in equity securities,  but will  normally  invest some of its assets in fixed  income  securities.  The values of equity securities  tend to  fluctuate  more  widely  than the values of fixed  income  securities.  Therefore,  those growth and income  portfolios  that invest  primarily in equity  securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and  principal  payments on the  securities  when due.  Each of these  Portfolios  generally invests  in  intermediate-  to  long-term  fixed  income  securities.  Fixed  income  securities  with  longer maturities are generally  subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Cohen & Steers  Realty  Portfolio  is  subject to an  additional  risk  factor  because it is less diversified  than most equity funds and could  therefore  experience  sharp price declines when conditions are unfavorable  in the real  estate  sector.  Real  estate  securities  may be subject to risks  similar to those associated with direct  ownership of real estate.  These include risks related to economic  conditions,  heavy cash flow dependency,  overbuilding,  extended  vacancies of properties,  changes in neighborhood  values, and zoning, environmental and housing regulations.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.

Principal Investment Strategies:
-------------------------------

The AST PIMCO Total Return Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity  Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The average  duration or maturity of the AST PIMCO Total Return Bond  Portfolio  generally  will be longer than that of the AST PIMCO Limited  Maturity Bond  Portfolio,  and funds having longer  average  maturities or durations  can be expected to be subject to a greater  level of risk than  shorter-term  funds.  As funds that invest  primarily  in  high-quality  fixed income  securities,  the level of risk to which the AST PIMCO Total
     Return Bond  Portfolio  and AST PIMCO Limited  Maturity Bond  Portfolio are subject can be expected to be less than most equity funds.  Nonetheless,  the fixed income  securities  held by these  Portfolios  can decline in value  because of  changes  in their  quality,  in market  interest  rates,  or for other  reasons.  While the complex  fixed  income  securities  invested  in and  investment  practices  engaged in by the AST PIMCO Total
     Return Bond  Portfolio and AST PIMCO Limited  Maturity Bond Portfolio are designed to increase their return or hedge their  investments,  these  securities  and practices may increase the risk to which the  Portfolios are subject.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total returns for each Portfolio  since  inception.
This  information may help provide an indication of each  Portfolio's  risks by showing changes in performance from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past  performance  does not  necessarily  indicate  how a  Portfolio  will  perform in the future.  No  performance information is included for the AST Janus Mid-Cap Growth Portfolio which commenced operations after January, 2000.

AST JANUS OVERSEAS GROWTH PORTFOLIO

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
18.70%
16.22%
82.68%
-24.62%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 18.54%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-24.62%	-14.17%
Since inception (1/2/97)	17.39%	8.36%

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
15.10%
18.68%
65.20%
-16.10%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 49.04%, 4th quarter 1999	Down 17.66%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-16.10%	-14.17%
Since Inception (1/2/97)	17.32%	8.36%

AST PBHG SMALL-CAP GROWTH PORTFOLIO*

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-48.16%	-9.10%
5 year	10.56%	18.32%
Since Inception (1/4/94)	13.15%	18.24%

*Between January 1, 1999 and September 14, 2001, the AST PBHG Small-Cap Growth Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Corporation served as Sub-advisor to the Portfolio. Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

55.90%
-20.95%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1999
2000

Best Quarter	Worst Quarter
Up 47.63%, 4th quarter 1999	Down 22.89%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-20.95%	-9.10%
Since Inception (1/4/99)	11.04%	4.96%

*Prior to December 10, 2001, the AST DeAM Small-Cap Growth Portfolio was known as the AST Scudder Small-Cap Growth Portfolio and Zurich Scudder Investments, Inc. served as Sub-advisor to the Portfolio.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO*

33.85%
35.00%
25.00%
15.00%
5.00%
-5.00%
8.81%
-0.10%
1998
1999
2000

Best Quarter	Worst Quarter
Up 22.89%, 2nd quarter 1999	Down 22.12%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	33.85%	-9.10%
Since Inception (1/2/98)	13.29%	12.09%

*Prior to May 1, 2001, the AST Goldman Sachs Small-Cap Value Portfolio was known as the AST Lord Abbett Small Cap Value Portfolio and Lord Abbett & Co. served as Sub-advisor to the Portfolio.

AST GABELLI SMALL-CAP VALUE PORTFOLIO*

28.80%
-10.53%
0.58%
21.86%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	21.86%	-9.10%
Since Inception (1/2/97)	9.01%	17.36%

*Prior to October 23, 2000, the AST Gabelli Small-Cap Value Portfolio was known as the AST T. Rowe Price Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as Sub-advisor to the Portfolio.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
24.42%
16.34%
16.68%
20.65%
51.37%
-8.07%
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 49.25%, 4th quarter 1999	Down 24.24%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.07%	-9.10%
5 year	17.91%	18.32%
Since Inception (10/20/94)	18.23%	20.39%

*Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates. Inc. served as Sub-advisor to the Portfolio.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-6.95%
26.13%
11.53%
26.42%
-2.33%
5.67%
27.49%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 15.95%, 4th quarter 1998	Down 14.37%, 3rd quarter 1999

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	27.49%	-9.10%
5 year	13.16%	18.32%
Since Inception (5/4/93)	11.78%	17.58%

*Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Value Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

AST ALGER ALL-CAP GROWTH PORTFOLIO

0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-31.60%
2000

Best Quarter	Worst Quarter
Up 9.10%, 1st quarter 2000	Down 20.83%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-31.60%	-9.10%
Since Inception (12/31/99)	-31.60%	-9.10%

AST MFS GROWTH WITH INCOME PORTFOLIO

0.20%
0.15%
0.10%
0.05%
0.00%
0.19%
2000

Best Quarter	Worst Quarter
Up 2.07%, 3rd quarter 2000	Down 2.86%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	0.19%	-9.10%
Since Inception (10/18/99)	4.45%	5.61%

AST MARSICO CAPITAL GROWTH PORTFOLIO

60.00%
40.00%
20.00%
0.00%
-20.00%
41.59%
52.58%
-14.25%
1998
1999
2000

Best Quarter	Worst Quarter
Up 36.36%, 4th quarter 1999	Down 12.80%, 3rd quarter 1998

Average annual total returns for periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-14.25%	-9.10%
Since Inception (12/22/97)	22.69%	12.84%

AST JANCAP GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
11.87%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 21.43%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-30.97%	-9.10%
5 year	24.35%	18.32%
Since Inception (11/5/92)	20.61%	17.52%

AST COHEN & STEERS REALTY PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-16.00%
2.26%
26.19%
1998
1999
2000

Best Quarter	Worst Quarter
Up 10.53%, 2nd quarter 1999	Down 10.76%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: NAREIT Equity REIT Index
1 year	26.19%	26.37%
Since Inception (1/2/98)	2.72%	-1.34%

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO*

22.30%
12.27%
22.98%
-10.77%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 16.72%, 4th quarter 1998	Down 11.30%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-10.77%	-9.10%
Since Inception (1/2/97)	10.78%	17.36%

*Prior to May 4, 1999, the AST American Century Income & Growth Portfolio was known as the AST Putnam Value Growth and Income Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio.

AST INVESCO EQUITY INCOME PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 12.32%, 4th quarter 1998	Down 8.68%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	4.74%	-9.10%
5 year	13.88%	18.32%
Since Inception (1/4/94)	13.52%	18.24%

AST PIMCO TOTAL RETURN BOND PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-2.50%
18.78%
3.42%
9.87%
9.46%
-1.09%
11.57%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 5.07%, 3rd quarter 1998	Down 2.54%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: LB Aggregate Index
1 year	11.57%	11.63%
5 year	6.54%	6.46%
Since Inception (1/4/94)	6.85%	6.68%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.90%
7.46%
5.72%
3.37%
8.43%
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 2.95%, 4th quarter 1998	Down 0.52%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	8.43%	7.99%
5 years	5.76%	5.97%
Since Inception (5/2/95)	5.91%	6.40%

                                    This page has been intentionally left blank

FEES AND EXPENSES OF THE PORTFOLIOS:
The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2000.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management   Distribution   Other        Total Annual    Fee Waivers     Net
                                           Fees         and Service    Expenses     Portfolio      and Expense      Annual
                                                        (12b-1)                     Operating      Reimbursement(3) Fund
Portfolio:                                              Fees(2)                     Expenses                        Operating
                                                                                                                    Expenses
------------------------------------------ ------------ -------------- ------------ -------------- ---------------- ------------
AST Janus Overseas Growth                      1.00         0.01            0.18         1.19           N/A              1.19
AST American Century International Growth      1.00         0.00            0.27         1.27           N/A              1.27
AST PBHG Small-Cap Growth                      0.90         0.01            0.16         1.07           N/A              1.07
AST DeAM Small-Cap Growth                      0.95         0.02            0.16         1.13           N/A              1.13
AST Goldman Sachs Small-Cap Value              0.95         0.00            0.20         1.15           N/A              1.15
AST Gabelli Small-Cap Value                    0.90         0.01            0.21         1.12           N/A              1.12
AST Janus Mid-Cap Growth(1)                    1.00         0.00            0.28         1.28           N/A              1.28
AST Neuberger Berman Mid-Cap Growth            0.90         0.03            0.16         1.09           N/A              1.09
AST Neuberger Berman Mid-Cap Value             0.90         0.16            0.18         1.24           N/A              1.24
AST Alger All-Cap Growth                       0.95         0.05            0.24         1.24           N/A              1.24
AST MFS Growth                                 0.90         0.00            0.30         1.20           N/A              1.20
AST Marsico Capital Growth                     0.90         0.02            0.14         1.06           0.02             1.04
AST JanCap Growth                              0.90         0.01            0.13         1.04           0.04             1.00
AST Cohen & Steers Realty                      1.00         0.06            0.22         1.28           N/A              1.28
AST American Century Income & Growth           0.75         0.00            0.19         0.94           N/A              0.94
AST INVESCO Equity Income                      0.75         0.03            0.17         0.95           0.01             0.94
AST PIMCO Total Return Bond                    0.65         0.00            0.17         0.82           N/A              0.82
AST PIMCO Limited Maturity Bond                0.65         0.00            0.22         0.87           N/A              0.87
(1)  This Portfolio commenced operations in May 2000.  "Other Expenses" and "Distribution and Service Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2001.
(2) As discussed  below under  "Management  of the Trust - Fees and Expenses,  the Trustees  adopted a Distribution
Plan (the  "Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios  are not  expected to increase as a result of the  Distribution  Plan,  the staff of the Securities  and Exchange  Commission  takes the position that  commission  amounts  received under the
Distribution  Plan should be  reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts  directed to the affiliate  under the  Distribution
Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution
Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.
(3) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2002. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Janus Overseas Growth                           $121              $378             $654              $1,443
AST American Century International Growth            129               403              697               1,534
AST PBHG Small-Cap Growth                            109               340              590               1,306
AST DeAM Small-Cap Growth                            115               359              622               1,375
AST Goldman Sachs Small-Cap Value                    117               365              633               1,398
AST Gabelli Small-Cap Value                          114               356              617               1,363
AST Janus Mid-Cap Growth                             130               406              702               1,545
AST Neuberger Berman Mid-Cap Growth                  111               347              601               1,329
AST Neuberger Berman Mid-Cap Value                   126               393              681               1,500
AST Alger All-Cap Growth                             126               393              681               1,500
AST MFS Growth                                       122               381              660               1,455
AST Marsico Capital Growth                           106               331              574               1,271
AST JanCap Growth                                    102               318              552               1,225
AST Cohen & Steers Realty                            130               406              702               1,545
AST American Century Income & Growth                  96               300              520               1,155
AST INVESCO Equity Income                             96               300              520               1,155
AST PIMCO Total Return Bond                           84               262              455               1,014
AST PIMCO Limited Maturity Bond                       89               278              482               1,073

INVESTMENT OBJECTIVES AND POLICIES:

         The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.
While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment objective and investment  focus. As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.
The  investment  objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

         There  can be no  assurance  that the  investment  objective  of any  Portfolio  will be  achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolios may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

         If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective  primarily  through  investments in common stocks of issuers  located outside the United  States.  The  Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The  Portfolio  normally  invests at least 65% of its total assets in  securities of issuers from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The  Portfolio  invests  primarily  in  stocks  selected  for  their  growth  potential.  The  Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are  organized or where they  primarily  conduct  business.
Although  themes may emerge in the  Portfolio,  securities  are generally  selected  without  regard to any defined allocation  among  countries,  geographic  regions or  industry  sectors,  or other  similar  selection  procedure.
Current income is not a significant factor in choosing  investments,  and any income realized by the Portfolio will be incidental to its objective.

         As with any common stock fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the stocks it holds might  decrease.  Stock  values may  fluctuate  in response  to the  activities  of an individual  company or in response to general market and/or economic  conditions.  As a fund that invests primarily in the securities of foreign  issuers,  the risk associated with the Portfolio may be greater than a fund investing primarily  in  domestic  securities.  For a further  discussion  of the risks  involved  in  investing  in  foreign securities,  see this Prospectus  under "Certain Risk Factors and Investment  Methods." In addition,  the Portfolio may invest to some  degree in smaller or newer  issuers,  which are more  likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may  invest in  "special  situations"  from time to time.  A special situation  arises  when,  in the  opinion  of the  Sub-advisor,  the  securities  of a  particular  issuer  will be recognized  and  increase  in value  due to a  specific  development  with  respect  to that  issuer.  Developments creating a special  situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate  event,  or  differences in market supply of and demand for the security.
Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants,  convertible securities and debt securities.  The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward  currency  contracts,  to  manage  exchange  rate  risk  with  respect  to investments exposed to foreign currency fluctuations.

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may offer growth potential because of anticipated  changes in interest rates, credit standing,  currency  relationships or other factors

         For more  information  on the types of securities  and  instruments  other than common stocks in which the
Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does  not  always  stay  fully  invested  in  stocks  and  bonds.  The
Portfolio's  cash and similar  investments  may  include  high-grade  commercial  paper,  certificates  of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally, the  Sub-advisor  looks for  companies  whose  earnings and revenues  are not only  growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands  of  companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a  greater-than-average  chance to increase in value.

         The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings, the  allocation  of assets  among  different  countries  and  regions  also is an  important  factor in managing an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign  investments either directly in foreign securities,  or indirectly by purchasing  depositary receipts.  Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as increase.  As a fund  investing  primarily in equity  securities of foreign  issuers,  the Portfolio may be subject to a level of risk and share price  fluctuation  higher  than most funds that invest  primarily  in  domestic  equities.  Foreign companies may be subject to greater economic risks than domestic  companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market structures and events that domestic  securities are not subject to. To the extent the Portfolio  invests in securities  of issuers in  developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds,  notes and debt  securities of companies and  obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The
Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies and the U.S.  dollar.
To protect against adverse  movements in exchange rates,  the Portfolio may, for hedging  purposes only, enter into forward  foreign  currency  exchange  contracts.  The Portfolio  may enter into a forward  contract to "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect  its  holdings  in a  particular  currency  from a decline in that  currency.
Predicting the relative future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may  invest up to 10% of its  assets in  certain  foreign
countries  indirectly  through  investment  funds  and  registered   investment  companies  that  invest  in  those
countries.  If the Portfolio invests in investment  companies,  it will bear its  proportionate  share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily invest all or a substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the
Portfolio is in a defensive  position,  the ability to achieve its  investment  objective of capital  growth may be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective by normally  investing at least 80% of its total assets in the common stocks of small-sized  companies.  For purposes of the Portfolio,  small-sized  companies are generally  those that have market  capitalizations  similar to the market  capitalizations of the companies in the Russell 2000(R)Index at the time of the Portfolio's  investment.  The  Sub-advisor  expects to focus  primarily on those  securities  whose market  capitalizations  or annual  revenues  are less than $1  billion  at the time of  purchase.  The size of the companies  in the  Russell  2000(R)Index and  those on which  the  Sub-advisor  intends  to focus  the  Portfolio's investments will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency are important to long-term  investment  success.
This belief is reflected in its investment  process.  For this Portfolio,  the  Sub-Advisor  uses a fundamental and quantitative  investment process that is extremely focused on business momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research and  bottom-up  approach to investing, the Sub-Advisor  also identifies  those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place  recognizes their  fundamental  value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by  creating a universe  for  companies  that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its  universe  using  proprietary  software and research  models that  incorporate  attributes  for successful growth like positive earnings  surprises,  upward earnings estimate revisions and accelerating sales and earnings  growth.  The  Sub-Advisor  will also review its  universe  to identify  companies  which  possess  growth attributes  but whose growth  potential  and  fundamental  value have not been  recognized  by the market and whose stock may be considered  underpriced  using certain  financial  measurements  such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive advantages  like  brand or market  niche,  its  management  team and its  current  and future  business  prospects.
Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor evaluates each company's  business  momentum to  determine  whether the company can sustain its current  growth  trend,  or if the company is currently out of market favor,  whether it has the potential to achieve significant  appreciation as the marketplace recognizes its growth potential and fundamental value.

         The Sub-Advisor's  decision to sell a security depends on many factors.  Generally speaking,  however, the
Sub-Advisor  considers selling a security when anticipated future  appreciation is no longer probable,  alternative investments  offer  superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities in the Portfolios  will fluctuate.  These price movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or industry  changes.  These  risks are  greater for  companies  with smaller  market  capitalizations  because  they tend to have more  limited  product  lines,  markets and  financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants, and convertible securities

In addition,  the Portfolio may invest in the following types of securities and engage in the following  investment techniques:

         Foreign  Securities.  The  Portfolio may invest up to 15% of its total assets in foreign  securities.  The
Portfolio may invest  directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United
States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The Portfolio intends to use derivative  instruments to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  currency exchange rates or interest rates.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does not  always  stay  fully  invested  in stocks  and  other  equity securities.  The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of  deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or  others.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) is to seek maximum growth of investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         At least 80% of the  Portfolio's  total  assets  normally  will be  invested in the equity  securities  of smaller  companies,  i.e.,  those having a market  capitalization  of $2 billion or less at the time of investment, many of which  would be in the early  stages of their life  cycle.  Equity  securities  include  common  stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.

         The Portfolio  intends to invest  primarily in stocks of companies  whose  earnings per share are expected by the  Sub-advisor  to grow faster  than the market  average  ("growth  stocks").  Growth  stocks tend to trade at higher price to earnings  (P/E) ratios than the general  market,  but the  Sub-advisor  believes that the potential for above average earnings of the stocks in which the Portfolio invests more than justifies their price.

         In managing the Portfolio,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including  earnings growth rate,  analysts'
estimates of future  earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

         In the selection of  investments,  long-term  capital  appreciation  will take precedence over short range
market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic  or  financial  market  movements.  Because  of the  Portfolio's  focus on the  stocks of  smaller  growth companies,  investment in the Portfolio may involve  substantially greater than average share price fluctuation and investment  risk.  A fund  focusing  on  growth  stocks  will  generally  involve  greater  risk  and  share  price fluctuation than a fund investing primarily in value stocks.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Lord Abbett Small Cap Value
Portfolio) is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek its  objective  through  investments  primarily  in equity  securities  of small capitalization  companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks, the Sub-advisor  looks for companies using the  Sub-advisor's  value investment  philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling  below  their  intrinsic  value and at prices  that do not  adequately  reflect  their  long-term  business potential.  Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations, or as more  investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value,  sales,  asset value,  earnings,  dividends and cash flow,  both  historical and  prospective,  are key determinants  in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the  Portfolio  if they are  expected to help it attain its  objective.  Dividend  and  investment  income is of incidental importance.

         Although  the  Portfolio  typically  will  hold a large  number  of  securities  and  follow a  relatively conservative  value-driven  investment strategy, the Portfolio does entail above-average  investment risk and share price  fluctuation  compared to the overall U.S.  stock  market.  The small  capitalization  companies in which the
Portfolio  primarily invests may offer significant  appreciation  potential.  However,  smaller companies may carry more risk than larger companies.  Generally,  small companies rely on limited product lines,  markets and financial resources,  and these and other factors may make them more susceptible to setbacks or economic  downturns.  Smaller companies  normally have fewer shares  outstanding and trade less frequently than large companies.  Therefore,  the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various  portfolio  strategies to reduce certain risks of its  investments and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity  securities  or stock  indices that are traded on national  securities  exchanges.  The Portfolio may  purchase  and sell stock index  futures  for  certain  hedging and risk  management  purposes.  New  financial products and risk  management  techniques  continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio  may invest up to 25% of its net assets (at the time of  investment)  in securities  (of the type  described  above) that are  primarily  traded in foreign  countries.  The  Portfolio  may enter into  forward foreign currency exchange  contracts in connection with its investments in foreign  securities.  The Portfolio also may  purchase  foreign  currency put options and write  foreign  currency  call  options on U.S.  exchanges or U.S.
over-the-counter  markets.  The Portfolio may write a call option on a foreign  currency only in conjunction with a purchase of a put option on that currency.

         The  Portfolio  also may invest in preferred  stocks and bonds that either have  attached  warrants or are convertible into common stocks.

         Additional  information  about these  investments  and  investment  techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary defensive purposes or pending other investments,  the Portfolio may invest in  high-quality,  short-term  debt  obligations of banks,  corporations or the U.S.  Government.  While the
Portfolio is in a defensive position,  its ability to achieve its investment  objective of long-term capital growth will be limited.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST T. Rowe Price Small Company
Value  Portfolio) is to provide  long-term  capital growth by investing  primarily in  small-capitalization  stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The  Portfolio  will  normally  invest  at least 65% of its total  assets  in  stocks  and  equity-related securities  of small  companies  ($1  billion or less in market  capitalization).  Reflecting  a value  approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to adequately reflect  their  underlying  value  as  measured  by  assets,  earnings,  cash  flow  or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures, and may be  temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting  investments,  the
Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization  of more than $1 billion,  and it may on occasion  purchase  companies with a market cap of more than $1 billion.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in the  securities market as a whole,  in  particular  industries  or in specific  holdings.  Investing  in small  companies  involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price  movements than larger company  stocks.  Small  companies often have limited  product lines,  markets,  or financial  resources,  and their  management  may lack depth and  experience.
While a value  approach  to  investing  is  generally  considered  to  involve  less risk  than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities, for example,  preferred stocks,  convertible securities,  warrants and bonds when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred stock for capital appreciation  where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.
Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American
Depositary  Receipts and  securities  of  companies in  developing  countries,  and may enter into forward  foreign currency  exchange  contracts.  (The  Portfolio  may invest in foreign cash items as  described  below in excess of this 20% limit.) The Portfolio may enter into stock index or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of regulating the  Portfolio's  exposure to the equity markets.
The  Portfolio  may also write  (sell)  call and put  options  and  purchase  put and call  options on  securities, financial indices,  and currencies.  The Portfolio may invest up to 10% of its total assets in hybrid  instruments, which combine the  characteristics  of futures,  options and  securities.  For additional  information  about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its objective by investing  primarily in common  stocks  selected for their growth potential,  and normally invests at least 65% of its equity assets in medium-sized  companies.  For purposes of the
Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of  investment)
fall  within  the range of  companies  in the  Standard  & Poor's  MidCap  400 Index  (the "S&P  400").  The market capitalizations  within the S&P 400 will  vary,  but as of June 30,  2001,  they  ranged  from  approximately  $208 million to $11.8 billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the
Portfolio.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time,  regardless  of size,  country of  organization,  place of  principal  business  activity,  or other similar selection criteria.

         Because  the  Portfolio  may invest  substantially  all of its assets in common  stocks,  the main risk of investing in the  Portfolio  is that the value of the stocks it holds might  decrease.  Stock values may  fluctuate in response to the  activities of an individual  company or in response to general  market or economic  conditions.
As a fund that invests  primarily in mid-cap  companies,  the Portfolio's  risk and share price  fluctuation can be expected to be more than that of many funds  investing  primarily  in  large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer  significant  losses as well as to realize  substantial  growth.  Smaller  companies may lack depth of management,  they may be unable to generate  funds  necessary for growth or potential  development,  or they may be developing or marketing  products or services for which there are not yet, and may never be,  established  markets.
In  addition,  such  companies  may be subject to intense  competition  from  larger  companies,  and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a technological breakthrough,  management change or new product at that  company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in domestic and foreign equity  securities,  which may include preferred stocks, common stocks,  warrants and securities  convertible into common or preferred stocks, the  Portfolio  may also  invest to a lesser  degree in other types of  securities,  such as debt  securities.  The
Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value increase or decrease if the reference  index or instrument appreciates).

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated  in  foreign  currencies  and not  publicly  traded in the  United  States.  The  Portfolio  may invest directly in foreign  securities  denominated in a foreign currency,  or may invest through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select  foreign  securities as domestic  securities.  Foreign  securities are generally  selected on a stock-by-stock  basis without regard to any defined  allocation  among  countries or geographic  regions.  However,  certain factors such as expected levels of inflation,  government  policies  influencing  business  conditions,  the outlook for currency  relationships,  and prospects for economic growth among  countries,  regions or geographic  areas may warrant greater  consideration in selecting foreign securities.

         For more  information  on foreign  securities  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to hedge or protect its portfolio from adverse  movements in securities  prices,  currency  exchange rates, and interest rates.
To a limited extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Sub-advisor  believes  that  market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive  investment  opportunities, the  Portfolio's  cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully  invested  in stocks.  Even when the  Portfolio  is  essentially  fully  invested,  some  residual  amount of
Portfolio  assets will remain in cash and similar  investments.  These  investments may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt  obligations,  and money market funds (including funds managed by the Sub-advisor).  When the Portfolio's  investments in cash or similar investments increase,  the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the  Portfolio  primarily  invests in the common  stocks of mid-cap  companies.
Companies  with  equity  market  capitalizations  from $300  million to $10 billion at the time of  investment  are considered  mid-cap  companies for purposes of the Portfolio.  The Trust may revise this definition based on market conditions.  Some of the  Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by  diversifying  among many companies and industries.
The  Portfolio  does not seek to invest in  securities  that pay  dividends  or  interest,  and any such  income is incidental.

         The Portfolio is normally  managed using a  growth-oriented  investment  approach.  For growth  investors, the aim is to invest in companies  that are already  successful  but could be even more so. The  Sub-advisor  looks for  fast-growing  companies  that  are in  new or  rapidly  evolving  industries.  Factors  in  identifying  these companies  may  include  above-average  growth of earnings or earnings  that  exceed  analysts'  expectations.  The
Sub-advisor may also look for other  characteristics in a company,  such as financial  strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  In addition,  the  Portfolio's  growth  investment program will  generally  involve  greater  risk and price  fluctuation  than funds that invest in more  undervalued securities.  Because the prices of growth  stocks tend to be based  largely on future  expectations,  these  stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio  may invest up to 35% of its total  assets,  measured at the time of  investment,  in  investment  grade  fixed  income  or debt  securities.  If the  quality  of any  fixed  income securities  held by the Portfolio  deteriorates  so that they are no longer  investment  grade,  the Portfolio will sell such  securities  in an orderly  manner so that its  holdings of such  securities  do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes  (hedge) or generate  income by writing  (selling)  covered call  options  against  securities  held in its portfolio, and may purchase call options in related closing transactions.

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the  Portfolio  primarily  invests in the common  stocks of mid-cap  companies.
Some of the  Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the  Portfolio's  value-oriented  investment  approach,  the  Sub-advisor  looks  for  well-managed companies  whose stock  prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  The  Sub-advisor  may identify  value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors  that the  Sub-advisor  may use to identify  these  companies  include  strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics in a company,  such as a strong position relative to competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The  Sub-advisor  generally  considers  selling a stock when it reaches a target  price,  when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than  investing in growth  companies,  the stocks  purchased  by the  Portfolio  will remain  undervalued during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio  may invest up to 35% of its total  assets,  measured at the time of  investment,  in fixed  income or debt  securities.  The  Portfolio  may  invest up to 15% of its total  assets, measured  at the time of  investment,  in debt  securities  that are rated  below  investment  grade or  comparable unrated securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its  portfolio,  and may purchase  call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests  primarily  in equity  securities,  such as common or preferred  stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies  of all  sizes,  and may  emphasize  either  larger or  smaller  companies  at a given  time based on the
Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly  expanding  marketplace.  They include both  established  and  emerging  firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change  Companies.  These are companies  experiencing  a major change that is expected to produce  advantageous  results.  These  changes may be as varied as new  management,  products or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund  investing  primarily  in  equity  securities,  the value of the  securities  held by the
Portfolio may decline.  These declines can be  substantial.  In addition,  the growth stocks in which the Portfolio primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more  sensitive  to market,  political  and economic developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition  to  investing  in common and  preferred  stocks,  the  Portfolio  may  invest in  securities convertible into or exchangeable for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its  total  assets  in  foreign  securities.  (American  Depositary  Receipts  or  other  U.S.  dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The  Portfolio  may  purchase  put and call  options  and write  (sell) put and  covered  call  options on securities and securities  indices to increase gain or to hedge against the risk of  unfavorable  price  movements.
However,  the Sub-advisor  does not currently  intend to rely on these option  strategies  extensively,  if at all.
The  Portfolio may purchase and sell stock index  futures  contracts and options on stock index futures  contracts.
The Portfolio may sell securities "short against the box."

         An additional  discussion  of these types of  investments  and their risks is included in this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  invest up to 100% of its assets in cash,  commercial  paper, high-grade  bonds or cash  equivalents for temporary  defensive  reasons if the  Sub-advisor  believes that adverse market or other  conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable risk of loss. However,  while the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 80% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts,  of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         In managing the Portfolio,  the  Sub-advisor  seeks to purchase  securities of companies that it considers well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These declines may be substantial.  In addition,  the prices of the growth  company  stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to changing market conditions or disappointing  earnings  results.  The Portfolio may invest in foreign  companies,  including  companies located in developing  countries,  and it therefore will be subject to risks relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies  and interest  rates for hedging and  non-hedging purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The  Portfolio  may  purchase and write (sell)  options on  securities,  stock indices and foreign currencies.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek  capital  growth.  Income is not an investment objective and any income realized on the Portfolio's investments,  therefore,  will be incidental to the
Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Portfolio's  assets  will be  invested  in the common  stocks of larger,  more established companies.

         In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down"
economic  analysis  with  "bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive landscape.  In  addition,  the  Sub-advisor  examines  such  factors  as  the  most  attractive  global  investment opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"
analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate  for investment by the  Portfolio,  the  Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power,  solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity, and the ability to generate free cash flow),  strong  management,  and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Portfolio to purchase and hold  securities  for capital  growth, changes in the Portfolio  will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized and increase in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company.  Investment in "special  situations"  carries an additional  risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such  securities.  The
Portfolio  may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds and debentures and government securities.

         The  Portfolio  may also  purchase  securities  of  foreign  issuers,  including  foreign  equity and debt securities and depositary  receipts.  Foreign securities are selected  primarily on a stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency hedging  techniques,  including forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio  may invest  without  limit in  index/structured  securities, which are debt  securities  whose  value at  maturity or interest  rate is linked to  currencies,  interest  rates, equity securities,  indices,  commodity prices or other financial indicators.  Such securities may be positively or
negatively   indexed  (i.e.,   their  value  may  increase  or  decrease  if  the  reference  index  or  instrument appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk  of an  investment  in the  underlying  instruments,  as  well  as  the  credit  risk  of  the  issuer  of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio may purchase and write (sell) options on  securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities, financial  indices,  and  foreign  currencies,  options  on  futures  contracts,  forward  contracts  and swaps and swap-related  products.  These  instruments  will be used  primarily  to hedge the  Portfolio's  positions  against potential  adverse  movements in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited extent,  the  Portfolio may also use  derivative  instruments  for  non-hedging  purposes  such as  increasing  the
Portfolio's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although the Sub-advisor  expects to invest primarily in equity  securities,  the
Sub-advisor  may increase the Portfolio's  cash position  without  limitation  when the  Sub-advisor  believes that
appropriate   investment   opportunities  for  capital  growth  with  desirable  risk/reward   characteristics  are
unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include  high-grade  commercial  paper,  certificates  of deposit and repurchase  agreements.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth  of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any  income  realized  on the  Portfolio's  investments,  therefore,  will  be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will  pursue  its  objective  by  investing  primarily  in  common  stocks.  Common  stock investments  will be in  companies  that the  Sub-advisor  believes  are  experiencing  favorable  demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a substantial  portion (or all) of its assets in stocks,  the Portfolio is subject to the risks  associated with stock  investments,  and the Portfolio's  share price therefore may fluctuate substantially.  This is true  despite the  Portfolio's  focus on the stocks of larger  more-established  companies.
The Portfolio's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry  will  affect the prices of  particular  stocks held by the  Portfolio  (for  example,  poor earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in  government  regulations affecting  an  industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized  and  appreciate  in  value  due  to a  specific  development,  such  as a  technological  breakthrough, management  change or new product at that company.  Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Portfolio perceives an  opportunity  for capital  growth from such  securities.  The  Portfolio  is subject to the  following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign
equity  and  debt  securities  and  depositary   receipts.   Foreign   securities  are  selected   primarily  on  a
stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign  securities  denominated in foreign  currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Sub-advisor may increase the Portfolio's  cash position  without  limitation when the  Sub-advisor  is of the  opinion  that  appropriate  investment  opportunities  for  capital  growth  with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio  pursues its investment  objective of maximizing total return by seeking,  with  approximately  equal emphasis,  capital growth and current income. Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity securities of real estate companies.  Such equity securities will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

         For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least  50% of its  assets  in real  estate.  The  Portfolio  may  invest  up to 10% of its  total  assets in securities of foreign real estate companies.

         Real estate companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for  investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally  be  classified  as Equity  REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which  invest the majority of their assets  directly in real property,  derive their income  primarily  from rents.  Equity REITs can also realize  capital gains or losses by selling  properties.  Mortgage  REITs,  which invest the majority of their assets in real estate  mortgages,  derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity  securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio  also will be subject to certain  risks  related  specifically  to real estate  securities,  and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership  of real  estate.  These  include  risks related to general and local  economic  conditions,  dependence on management  skill,  heavy cash flow  dependency, possible lack of available mortgage funds,  overbuilding,  extended vacancies of properties,  increases in property taxes and operating  expenses,  changes in zoning laws, losses due to costs resulting from environmental  problems, casualty  or  condemnation  losses,  limitations  on rents,  and  changes  in  neighborhood  values,  the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts,  while Mortgage REITs may be affected by the quality of any credit  extended.  In the event of a default by a borrower or lessee,  a REIT may experience  delays and may incur  substantial  costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status. The Portfolio is classified as a  "non-diversified"  investment company under the
1940 Act,  which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the  Internal  Revenue Code that must be met to relieve the  Portfolio  of  liability  for Federal income tax if its earnings are  distributed  to  shareholders.  As a  non-diversified  fund, a price decline in any one of the  Portfolio's  holdings may have a greater  effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write  (sell) put and  covered  call  options  and  purchase  put and call  options on securities or stock indices that are listed on a national  securities or  commodities  exchange.  The Portfolio may buy and sell  financial  futures  contracts,  stock and bond index  futures  contracts,  foreign  currency  futures contracts  and  options  on the  foregoing.  The  Portfolio  may  enter  into  forward  foreign  currency  exchange contracts in  connection  with its  investments  in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the Portfolio sells a security it does not own at the time of the sale in anticipation  that the market price of the security will decline.  The Sub-advisor  expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques  and their risks is included  below under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market or general economic conditions justify a  temporary  defensive  position,  the  Portfolio  will invest all or a portion of its assets in  high-grade  debt securities,  including  corporate  debt  securities,  U.S.  government  securities,  and  short-term  money  market instruments,  without  regard to  whether  the  issuer  is a real  estate  company.  While  the  Portfolio  is in a defensive  position,  the opportunity to achieve its investment  objective of maximum total return will be limited.
The Portfolio may also invest funds  awaiting  investment  or funds held to satisfy  redemption  requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective  of the  Portfolio is to seek  capital  growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment  strategy utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  U.S.  companies  (measured  by market  capitalization),  from most  attractive  to least attractive.  These  rankings are  determined by using a computer  model that  combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth,  the Sub-advisor  uses,  among others,  the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides  better returns than the S&P 500 Index without taking on significant  additional  risk. The
Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The  Sub-advisor  does  not  attempt  to time the  market.  Instead,  it  intends  to keep  the  Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500),  its  performance  will be closely tied to the performance  of the index.  If the S&P 500 goes down,  it is likely that the  Portfolio's  share price will also go down. The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's  level of risk and share price  fluctuation  (and its potential  for gain)  relative to the S&P 500.  However,  if the stocks that make up the S&P 500 do not have a high dividend  yield at a given time,  then the  Portfolio's  dividend yield also will not be high.

Other Investments:

         When the  Sub-advisor  believes that it is prudent,  the  Portfolio  may invest in  securities  other than stocks, such as convertible  securities,  foreign securities,  short-term instruments and non-leveraged stock index futures  contracts.  Stock index  futures  contracts  can help the  Portfolio's  cash assets  remain  liquid  while performing  more like stocks.  The Portfolio  also may short sales  "against the box."  Additional  information  on these types of investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65%
of its assets in  dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested  in equity  securities  that do not pay regular  dividends.  In  addition,  the
Portfolio  normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The
Portfolio  may  invest up to 25% of its total  assets in foreign  securities,  including  securities  of issuers in countries  considered to be developing.  These foreign  investments  may serve to increase the overall risks of the
Portfolio.

         The  Portfolio's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines  in the  Portfolio's  share  price.  Such  declines  could be  substantial.  To  minimize  the  risk  this presents,  the Sub-advisor will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the Portfolio's  assets in any one industry.  In light of the  Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments  in debt  securities  will  generally  be subject to both credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both,  as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally will be affected by changes in the level of interest  rates. An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will  tend  to  increase  their  values.  Although  the  Sub-advisor  will  limit  the  Portfolio's  debt  security investments  to  securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated  below  the top four  grades by  Standard  & Poor's  Corporation  or  Moody's  Investors
Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in  investing in debt  securities,  the  Portfolio  will invest no more than
15% of its assets in junk bonds,  and in no event will the  Portfolio  ever invest in a debt  security  rated below
Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt securities in the
Portfolio for the issuers'  ability to make required  principal  and interest  payments and other quality  factors, the  Sub-advisor  may retain in the  Portfolio  a debt  security  whose  rating is changed to one below the minimum rating  required for purchase of such a security.  For a discussion  of the special risks  involved in  lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio  may assume a defensive  position with up to 100% of its  assets  temporarily  invested  in high  quality  corporate  bonds or  notes  or  government securities,  or held in cash.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity) that the Sub-advisor  believes to be relatively  undervalued.  In selecting fixed income securities,  the
Sub-advisor  uses  economic  forecasting,  interest  rate  anticipation,  credit  and call risk  analysis,  foreign currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets  committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets, and other  factors.  The  management  of  duration  (a  measure  of  a  fixed  income  security's  expected  life  that incorporates  its yield,  coupon  interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described below,  that many other fixed  income  funds do not utilize.  These  investments  and  practices  are designed to increase the  Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and  asset-backed  securities and derivative  instruments  in which the  Portfolio  may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty  to a  derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed and other asset-backed  securities,  including  collateralized  mortgage obligations.  The value of some  mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The  Portfolio  may invest up to 10% of its assets in  securities  of issuers  based in  developing  countries  (as determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange contracts  for the  purpose  of  hedging  currency  exchange  risks  arising  from the  Portfolio's  investment  or anticipated investment in securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or  maturity)  that  the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income securities, the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis, foreign currency  exchange rate  forecasting,  and other  securities  selection  techniques.  The proportion of the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other  factors.  The  management  of duration (a measure of a fixed income  security's  expected life that incorporates its yield,  coupon interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a one- to three-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment practices  (including futures,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the  Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities  than for  short-term  securities.  Therefore,  the  Portfolio's  share  price is expected to fluctuate  less than the AST PIMCO Total  Return Bond  Portfolio,  because  its average  duration  will be shorter.
Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security  (or a  counterparty  to a derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Catastrophe  Bonds.  Catastrophe  bonds are fixed income  securities for which the return of principal and payment of interest is contingent upon the  non-occurrence  of a specific  "trigger"  event.  The trigger event may be, for example,  a hurricane or an  earthquake  in a specific  geographic  region that causes  losses  exceeding a specific  amount.  If the trigger event  occurs,  the Portfolio may lose all or a portion of the amount it invested in the bond.  Catastrophe bonds may also expose the Portfolio to certain other risks,  including  default,  adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations and stripped mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange  risks  arising  from  the  Portfolio's  investment  or  anticipated  investment  in  securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its portfolio  securities,  regardless of the length of time that they have been held,  if the  Sub-advisor  and/or the  Investment  Manager  determines  that it would be in the  Portfolio's  best interest to do so. It may be  appropriate to buy or sell portfolio  securities  due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  Such transactions will increase a
Portfolio's  "portfolio  turnover."  A 100%  portfolio  turnover  rate would  occur if all of the  securities  in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following
Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Janus Overseas Growth Portfolio
         AST American Century International Growth Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST Goldman Sachs Small-Cap Value Portfolio
         AST Janus Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth Portfolio
         AST Cohen & Steers Realty Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share  ("NAV") of each  Portfolio  is  determined  as of the close of the New York
Stock  Exchange  (the "NYSE")  (normally  4:00 p.m.  Eastern  Time) on each day that the NYSE is open for business.
NAV is determined  by dividing the value of a Portfolio's  total  assets,  less any  liabilities,  by the number of total shares of that  Portfolio  outstanding.  In general,  the assets of each Portfolio are valued on the basis of market  quotations.  However,  in certain  circumstances  where market  quotations are not readily available or are believed  to be  inaccurate,  assets are valued by methods  that are  believed  to  accurately  reflect  their fair value.  Because NAV is calculated and purchases may be made only on business days,  and because  securities  traded on foreign  exchanges  may trade on other  days,  the value of a  Portfolio's  investments  may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment  Manager to a total of 73 investment  company  portfolios  (including the Portfolios of the Trust).  ASISI is an  indirect  wholly-owned  subsidiary  of Skandia  Insurance  Company  Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many countries.  The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such  activities to the  Trustees.  The  Investment  Manager must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

         Deutsche  Asset  Management,  Inc.  ("DAMI"),  280 Park  Avenue,  New  York,  New York  10017,  serves  as
Sub-advisor of the AST DeAM Small-Cap  Growth  Portfolio.  DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset  management  services since 1953. As of June 30, 2001, as part of Deutsche  Asset  Management  group
("DeAM"), DAMI managed approximately $17.8 billion of DeAM's $248 billion in assets.

         Joshua  Feuerman,  CFA, is the portfolio  manager for the Portfolio.  Mr. Feuerman is a Managing  Director
of DAMI and has been with the firm  since  1999.  From 1989 to 1999,  Mr  Feuerman  was  employed  by State  Street
Global  Advisors  where he served as head of  international  strategies,  and  earlier in product  engineering  and international equity research.

         Janus  Capital  Corporation  ("Janus"),  100  Fillmore  Street,  Denver,  Colorado  80206-4923,  serves as
Sub-advisor  for the AST Janus  Overseas  Growth  Portfolio,  the AST Janus  Mid-Cap  Growth  Portfolio and the AST
JanCap  Growth  Portfolio.  Janus  serves  as  investment  advisor  to the  Janus  Funds,  as  well as  advisor  or sub-advisor to several other mutual funds and  individual,  corporate,  charitable and retirement  accounts.  As of
June 30, 2001, Janus managed assets worth approximately $210 billion.

         The portfolio  managers  responsible for management of the AST Janus Overseas  Growth  Portfolio are Helen
Young Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the  Portfolio  since its  inception,  while
Mr. Lynn has been managing the Portfolio  since January  2001.  Ms. Hayes is an Executive  Vice  President of Janus
and joined Janus in 1987.  Mr. Lynn is a Vice President of Janus and joined Janus in 1991.

         The portfolio  manager  responsible for management of the AST Janus Mid-Cap Growth  Portfolio is Jim Goff,
CFA. Mr. Goff,  who has managed the Portfolio  since May 2001,  joined Janus as in 1988 and is a Vice  President of
Janus.

         The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.
Schoelzel.  Mr. Schoelzel,  a Senior Portfolio  Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January, 1994 as Vice President of Investments.

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main
Street,  Kansas City,  Missouri 64111,  serves as Sub-advisor  for the AST American  Century  International  Growth
Portfolio and the AST American Century Income & Growth  Portfolio.  American Century has been providing  investment advisory  services to investment  companies  and  institutional  clients since 1958. As of June 30, 2001,  American
Century and its affiliates managed assets totaling approximately $94 billion.

         American Century utilizes a team of portfolio  managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The  portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American
Century  International  Growth  Portfolio are Henrik  Strabo and Mark S.  Kopinski.  Henrik Strabo joined  American
Century in 1993 as an investment  analyst,  has been a portfolio  manager  member of the  international  team since
1994 and has  managed  the AST  American  Century  International  Growth  Portfolio  since its  inception.  Mark S.
Kopinski,  Vice President and Portfolio Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         The portfolio  manager members of the portfolio team responsible for the day-to-day  management of the AST
American  Century Income & Growth  Portfolio are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R. Tyler and William
Martin.  Mr.  Schniedwind is Senior Vice President and Group Leader --  Quantitative  Equity for American  Century,
and has been with American  Century since 1982. Mr.  Borgwardt is Vice  President,  Portfolio  Manager and Director
of Quantitative  Equity Research for American  Century,  and has been with American  Century since 1990. Mr. Tyler,
Senior Vice President and Portfolio  Manager,  joined  American  Century in 1988.  Mr.  Martin,  Vice President and
Senior Portfolio Manager, joined American Century in 1989.

         Massachusetts  Financial  Services  Company  ("MFS"),  which is located at 500  Boylston  Street,  Boston,
Massachusetts  02116,  serves  as  Sub-advisor  for  the  AST  MFS  Growth  Portfolio.   MFS  and  its  predecessor
organizations  have a history of money  management  dating from 1924. As of June 30, 2001, the net assets under the management of the MFS organization were approximately $144 billion.

         The portfolio  manager  responsible  for the management of the AST MFS Growth  Portfolio is Stephen Pesek.
Mr. Pesek, a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been employed by
MFS in the investment management area since 1994.

         Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982, Pilgrim Baxter serves as investment advisor to the PBHG Funds, as well as advisor or sub-advisor to pension and profit-sharing plans, charitable institutions, corporations, trusts and other investment companies.  As of June 30, 2001, Pilgrim Baxter managed assets worth in excess of $14.6 billion.

         The portfolio  managers  responsible for management of the AST PBHG Small-Cap  Growth  Portfolio are James
M. Smith,  CFA and Jerome J.  Heppelmann,  CFA. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio  manager and has over 21 years of equity  portfolio  management  experience.  Mr.  Heppelmann  joined Pilgrim Baxter in 1994 and has been a member of its equity  investments  team since 1997.  Prior to joining  Pilgrim  Baxter,  Mr.  Heppelmann worked in the Investment Advisory Group for SEI Investments

         Goldman Sachs Asset Management  ("Goldman  Sachs"),  a unit of Investment  Management  Division ("IMD") of
Goldman,  Sachs & Co., 32 Old Slip,  New York,  New York 10005,  serves as  Sub-advisor  for the AST Goldman  Sachs
Small-Cap Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs,  along with other units of IMD, managed approximately $295.8 billion in assets as of June 30, 2001.

         The portfolio  managers  responsible for management of the AST Goldman Sachs Small-Cap Value Portfolio are
Eileen Rominger,  Chip Otness and Eileen Aptman. Ms. Rominger,  Managing  Director,  joined Goldman Sachs as senior portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999.  From 1981 to 1999,  she worked at Oppenheimer  Capital,  most recently as portfolio manager.  Mr. Otness, Vice President,  joined Goldman Sachs as a senior  portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998,
Mr. Otness worked at J.P. Morgan,  most recently as a managing  director and senior portfolio  manager  responsible for small-cap  institutional  equity investments.  Ms. Aptman,  Vice President,  joined Goldman Sachs as a research analyst in 1993.  She became a portfolio manager in 1996.

         GAMCO Investors,  Inc.,  ("GAMCO") with principal offices located at One Corporate  Center,  Rye, New York
10580-1434,  serves as  Sub-advisor  to the AST Gabelli  Small-Cap  Value  Portfolio.  GAMCO managed  approximately
$11.8 billion in assets as of June 30, 2001 and is a wholly owned subsidiary of Gabelli Asset Management Inc.

         Mario J.  Gabelli,  CFA,  is  primarily  responsible  for the  day-to-day  management  of the AST  Gabelli
Small-Cap  Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli  Small-Cap Value Portfolio since GAMCO became the Portfolio's  Sub-advisor.  Mr. Gabelli has been Chief Executive  Officer and Chief Investment  Officer of GAMCO
and its predecessor since the predecessor's inception in 1978.

         Fred  Alger  Management,  Inc.  ("Alger"),  30  Montgomery  Street,  Jersey  City,  NJ  07302,  serves  as
Sub-advisor  for the AST Alger All-Cap Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of June 30, 2001 managed mutual fund and other assets totaling approximately $15.7 billion.

         Fred  M.  Alger,  III is  the  key  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed all of
Alger's  portfolios  prior to 1995. David Hyun is the individual  responsible for the day-to-day  management of the
Portfolio  and has  served in that  capacity  since  September  2001.  Mr.  Hyun has been  employed  by Alger as an
Executive  Vice President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000,  and a portfolio  manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the events of  September  11, 2001,  Massachusetts  Financial  Services  Company  ("MFS")  acted as interim  Co-Sub-advisor  in conjunction  with Alger for the AST Alger All-Cap  Growth  Portfolio from September 17,
2001 through  December 9, 2001.  Effective  December 10, 2001,  Alger resumed the role as the sole  Sub-advisor for the Portfolio.

         Neuberger  Berman  Management  Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor  for the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman  Mid-Cap Value
Portfolio.  NB  Management  and its  predecessor  firms have  specialized  in the  management of mutual funds since
1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities  for the Portfolios for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance  in the  management  of the  Portfolios  without  added  cost to the  Portfolios  or ASISI.  NB
Management and its affiliates manage  securities  accounts,  including mutual funds,  that had approximately  $58.2 billion of assets as of June 30, 2001.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the  day-to-day  management of the AST Neuberger  Berman Mid-Cap Growth  Portfolio since NB Management  became the Portfolio's  Sub-advisor in May
1998.  Ms.  Silver is Director of the Neuberger  Berman  Growth  Equity  Group,  and both she and Mr. Cobb are Vice
Presidents  of NB  Management.  They are also both  Managing  Directors  of Neuberger  Berman.  Prior to joining NB
Management  in 1997,  Ms.  Silver was a portfolio  manager for several  large mutual  funds  managed by a prominent investment  adviser.  Prior to joining NB Management,  Mr. Cobb was the chief investment  officer for an investment advisory firm managing individual accounts from 1995 to 1997.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
Value Portfolio is Robert I. Gendelman.  Mr.  Gendelman has been managing the Portfolio since NB Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman  has been with NB  Management  since 1994,  where he is currently a Vice President and a Managing Director.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300,  Denver, CO 80202,
serves as  Sub-advisor  for the AST  Marsico  Capital  Growth  Portfolio.  Thomas F.  Marsico,  Chairman  and Chief
Executive  Officer of Marsico  Capital,  has had primary  responsibility  for management of the Portfolio since its inception.  Prior to forming  Marsico  Capital in September,  1997,  Mr. Marsico served as Executive Vice President and Portfolio  Manager at Janus Capital  Corporation  ("Janus").  Mr.  Marsico  joined Janus in March,  1986. As of
June 30, 2001, Marsico Capital managed approximately $13.3 billion in assets.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017,
acts as the Sub-advisor  for the AST Cohen & Steers Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios  dedicated to investments in real estate investment  trusts  ("REITS").  As of June 30, 2001, Cohen &
Steers managed approximately $5.7 billion in assets.

         Robert H.  Steers,  Chairman,  and Martin  Cohen,  President  formed  Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         INVESCO  Funds  Group,  Inc.  ("INVESCO"),  7800 East Union  Avenue,  P.O.  Box 173706,  Denver,  Colorado
80217-3706,  serves as Sub-advisor  for the AST INVESCO Equity Income  Portfolio.  INVESCO was established in 1932.
AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management  businesses in the world and managed approximately $408.4 billion of assets as of June 30, 2001.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST INVESCO  Equity  Income
Portfolio are Charles P. Mayer,  Portfolio Co-Manager,  and Robert (Bob) Hickey,  Portfolio  Co-Manager.  Mr. Mayer
has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and a senior  vice  president  of INVESCO.  Mr.  Hickey,  who  recently  joined  INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments  and had been affiliated with Van
Kampen since 1988.

         Pacific Investment  Management Company LLC ("PIMCO"),  840 Newport Center Drive, Suite 300, Newport Beach,
California  92660 serves as  Sub-advisor  for the AST PIMCO Total Return Bond  Portfolio  and the AST PIMCO Limited
Maturity Bond  Portfolio.  PIMCO is an  investment  counseling  firm founded in 1971 and, as of June 30, 2001,  had approximately $221.8 billion of assets under management.

         The portfolio  manager  responsible  for  management of the AST PIMCO Total Return Bond  Portfolio and the
AST PIMCO Limited  Maturity Bond  Portfolio is William H. Gross.  Mr. Gross is managing  director of PIMCO has been associated  with the firm since 1971,  and has  managed  each  Portfolio  since their  respective  commencement  of operations.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional  cost to any  Portfolio.  The Investment  Management  fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and restrictions of each Portfolio.  Each Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2000 by each  Portfolio  that was in  operation  for that entire  fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST DeAM Small-Cap Growth Portfolio:                                                         0.95%
AST Goldman Sachs Small-Cap Value Portfolio:                                                 0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST MFS Growth Portfolio                                                                     0.90%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST American Century Income & Growth Portfolio:                                              0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%

         The  investment  management  fee  rate  for  the AST  Janus  Mid-Cap  Growth  Portfolio,  which  commenced operations during 2000, is an annual rate of 1.00% of the average daily net assets of the Portfolio.

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other  Expenses.  In  addition  to  Investment  Management  fees,  each  Portfolio  pays  other  expenses, including  costs incurred in connection  with the  maintenance of its  securities law  registrations,  printing and mailing  prospectuses  and  statements of additional  information  to  shareholders,  certain  office and financial accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent  costs,  expenses of outside  counsel and  independent  accountants,  preparation  of  shareholder reports  and  expenses  of  trustee  and  shareholder  meetings.  The  Trust may also pay  Participating  Insurance
Companies for printing and delivery of certain documents  (including  prospectuses,  semi-annual and annual reports and any proxy  materials)  to holders of variable  annuity  contracts and variable life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the Distribution
Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers")  who  have  agreed  to pay part of the  brokerage  commissions  received  on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage  commissions  paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

 .........Each  Portfolio  intends  to  distribute  substantially  all its net  investment  income.  Dividends  from investment  income are expected to be declared  and  distributed  annually,  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and short-term  capital gains of each  Portfolio  will be declared and  distributed  at least  annually  either  during or after the close of the
Portfolio's  fiscal  year.  Distributions  will be made  to the  various  separate  accounts  of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

 .........Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

                                   This page has been intentionally left blank.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolios'  financial performance  for the past five years (or,  for  Portfolios  that have not been in  operation  for five  years,  since their inceptions).  Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table  represent the rate that an investor would have earned or lost in a Portfolio.  The  information  has been audited by
Deloitte  & Touche  LLP,  the  Trust's  independent  auditors.  The  report of the  independent  auditors,  along  with the
Portfolios'  financial  statements,  are  included in the annual  reports of the  separate  accounts  funding the  variable annuity  contracts and variable life insurance  policies,  which are available  without charge upon request to the Trust at
One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                        INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                                NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                   PERIOD      BEGINNING     INCOME     & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL     END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST JanCap Growth  06/30/01**   $35.08         $0.08      $(7.02)      $(6.94)      $    ---     $   --     $    ---        $28.14
                   12/31/00      55.21        (0.06)      (15.55)      (15.61)        (0.07)     (4.45)       (4.52)         35.08
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15
                   12/31/96      15.40          0.02         4.19         4.21        (0.02)     (0.80)       (0.82)         18.79

AST Neuberger      06/30/01**   $16.85         $0.03       $(0.18)      $(0.15)      $(0.02)    $(0.90)      $(0.92)        $15.78
Mid-Cap Value++    12/31/00      13.32          0.02         3.60         3.62        (0.04)     (0.05)       (0.09)         16.85
                   12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
                   12/31/98      15.15          0.21       (0.52)       (0.31)        (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15
                   12/31/96      11.94          0.36         0.97         1.33        (0.44)         --       (0.44)         12.83

AST PIMCO Total    006/30/01**  $11.60         $0.31       $   --          $0.31     $(0.65)     $   --      $(0.65)        $11.26
Return Bond        12/31/00      10.99          0.65         0.56           1.21      (0.60)         --       (0.60)         11.60
                   12/31/99      12.02          0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                   12/31/98      11.72          0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                   12/31/97      11.11          0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                   12/31/96      11.34          0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11

AST INVESCO Equity 06/03/01**   $17.59         $0.16      $(1.06)        $(0.90)     $(0.36)    $(0.16)      $(0.52)        $16.17
Income             12/31/00      18.65          0.38         0.32           0.70      (0.36)     (1.40)       (1.76)         17.59
                   12/31/99      17.50          0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                   12/31/98      16.51          0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                   12/31/97      13.99          0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                   12/31/96      12.50          0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99

AST PBHG Small-Cap 06/30/01**   $20.30       $(0.04)      $(0.79)        $(0.83)     $    --    $(3.09)      $(3.09)        $16.38
Growth***          12/31/00      42.61        (0.22)      (18.08)        (18.30)          --     (4.01)       (4.01)         20.30
                   12/31/99      17.61        (0.03)        25.03          25.00          --         --           --         42.61
                   12/31/98      17.81        (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                   12/31/97      16.80        (0.05)         1.06           1.01          --         --           --         17.81
                   12/31/96      14.25        (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80

AST Neuberger Berman        06/30/01**         $21.63     $(0.02)        $(2.79)     $(2.81)    $     --      $(2.90)      $(2.90)
$15.92
Mid-Cap Growth+    12/31/00      24.03         (0.04)      (1.74)         (1.78)          --      (0.62)       (0.62)        21.63
                   12/31/99      17.26         (0.11)        8.21           8.10          --      (1.33)       (1.33)        24.03
                   12/31/98      16.61         (0.05)        3.31           3.26      (0.01)      (2.60)       (2.61)        17.26
                   12/31/97      14.39           0.01        2.36           2.37      (0.02)      (0.13)       (0.15)        16.61
                   12/31/96      12.40           0.01        2.01           2.02      (0.03)          --       (0.03)        14.39

---------------------------------------------------------------------------------------------------------------------------

(1) Annualized
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** From January 1, 1999 to September 14, 2001, Janus Capital  Corporation  served as Sub-advisor to the AST PBHG Small-Cap
Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio).  Prior to  January  1,  1999,  Founders  Asset
Management  LLC served as  Sub-advisor  to the  Portfolio.  Janus  Capital  Corporation  has served as  Sub-advisor  to the
Portfolio  since  January 1, 1999.  Pilgrim  Baxter & Associates,  Ltd. has served as  Sub-advisor  to the Portfolio  since
September 15, 2001.
+ Prior to May 1,  1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the AST  Neuberger  Berman  Mid-Cap  Growth
Portfolio  (formerly,  the Berger Capital Growth Portfolio).  Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
++ Prior to May 1, 1998,  Federated  Investment  Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value
Portfolio  (formerly,  the  Federated  Utility  Income  Portfolio).   Neuberger  Berman  Management,  Inc.  has  served  as
Sub-advisor to the Portfolio since May 1, 1998.

                                                                                RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------             ----------              ----                  -------------         -------------               ----

 (19.78%)         $3,220,782                 23%                      1.02%(1)              1.05%(1)               0.52%(1)
 (30.97%)          4,262,410                 34%                      1.00%                 1.04%                 (0.13%)
  55.01%           5,923,778                 35%                      1.00%                 1.04%                  0.12%
  68.26%           3,255,658                 42%                      1.02%                 1.04%                  0.16%
  28.66%           1,511,602                 94%                      1.07%                 1.08%                  0.24%
  28.36%             892,324                 79%                      1.10%                 1.10%                  0.25%

  (0.70%)         $1,008,791                125%                      1.25%(1)              1.25%(1)               0.44%(1)
   27.49%            978,649                220%                      1.24%                 1.24%                  0.19%
    5.67%            664,383                176%                      1.13%                 1.13%                  0.39%
   (2.33%)           271,968                208%                      1.05%                 1.05%                  1.83%
   26.42%            201,143                 91%                      0.90%                 0.90%                  3.34%
   11.53%            123,138                 81%                      0.93%                 0.93%                  3.14%

    2.75%         $1,374.120                209%                      0.80%(1)              0.81%(1)               5.46%(1)
   11.57%          1,258,218                365%                      0.82%                 0.82%                  6.14%
   (1.09%)         1,005,763                227%                      0.82%                 0.82%                  5.46%
    9.46%            896,497                231%                      0.83%                 0.83%                  5.24%
    9.87%            572,100                320%                      0.86%                 0.86%                  5.56%
    3.42%            360,010                403%                      0.89%                 0.89%                  5.38%

   (5.19%)        $1,162,054                 13%                      0.91%(1)              0.92%(1)               2.17%(1)
    4.74%          1,173,070                 55%                      0.94%                 0.95%                  2.25%
   11.74%          1,048,064                 76%                      0.93%                 0.93%                  2.10%
   13.34%            831,482                 67%                      0.93%                 0.93%                  2.17%
   23.33%            602,105                 73%                      0.95%                 0.95%                  2.54%
   17.09%            348,680                 58%                      0.98%                 0.98%                  2.83%

   (3.47%)          $486,631                 34%                      1.13%(1)              1.13%(1)              (0.53%)(1)
  (48.16%)           592,038                 85%                      1.07%                 1.07%                 (0.54%)
  141.96%          1,443,211                116%                      1.08%                 1.08%                 (0.46%)
    3.49%            285,847                100%                      1.12%                 1.12%                 (0.53%)
    6.01%            278,258                 77%                      1.13%                 1.13%                 (0.32%)
   20.05%            220,068                 69%                      1.16%                 1.16%                 (0.38%)

  (13.45%)          $614,009                 56%                      1.11%(1)              1.11%(1)              (0.61%)(1)
  (8.07%)            719,405                121%                      1.09%                 1.09%                (0.55)%
   51.37%            394,325                148%                      1.13%                 1.13%                 (0.71%)
   20.65%            261,792                228%                      1.07%                 1.07%                 (0.34%)
   16.68%            185,050                305%                      0.99%                 0.99%                  0.07%
   16.34%            136,247                156%                      1.01%                 1.01%                  0.24%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                                NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                   PERIOD      BEGINNING     INCOME     & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL     END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST PIMCO Limited     06/30/01** $11.07         $0.28       $0.24          $0.52     $(0.63)      $   --      $(0.63)       $10.96
Maturity Bond         12/31/00    10.84          0.68        0.17           0.85      (0.62)          --       (0.62)       $11.07
                      12/31/99    11.08          0.59      (0.22)           0.37      (0.61)          --       (0.61)        10.84
                      12/31/98    11.02          0.56        0.03           0.59      (0.53)          --       (0.53)        11.08
                      12/31/97    10.81          0.55        0.22           0.77      (0.56)          --       (0.56)        11.02
                      12/31/96    10.47          0.56      (0.15)           0.41      (0.05)      (0.02)       (0.07)        10.81

AST Janus Overseas    06/30/01** $18.72         $0.07     $(2.61)        $(2.54)     $(0.82)     $(3.90)      $(4.72)       $11.46
Growth                12/31/00    25.10        (0.04)      (6.03)         (6.07)      (0.13)      (0.18)       (0.31)       $18.72
                      12/31/99    13.74        (0.03)       11.39          11.36          --          --           --        25.10
                      12/31/98    11.87          0.04        1.88           1.92      (0.05)          --       (0.05)        13.74
                      12/31/97(4) 10.00          0.02        1.85           1.87          --          --           --        11.87

AST American Century  06/30/01** $13.02         $0.04     $(0.55)        $(0.51)     $(0.09)      $   --      $(0.09)       $12.42
Income & Growth+      12/31/00   $15.65         $0.07     $(1.74)        $(1.67)     $(0.08)     $(0.88)      $(0.96)       $13.02
                      12/31/99    13.47          0.09        2.84           2.93      (0.11)      (0.64)       (0.75)        15.65
                      12/31/98    12.23          0.11        1.38           1.49      (0.07)      (0.18)       (0.25)        13.47
                      12/31/97(4) 10.00          0.07        2.16           2.23          --          --           --        12.23

AST American Century  06/30/01** $18.16        $0.10      $(3.43)        $(3.33)   $(0.08)       $(1.21)     $(1.29)       $13.54
International Growth  12/31/00    22.40         0.03       (3.45)         (3.42)        --        (0.82)     $(0.82)       $18.16
                      12/31/99    13.66       (0.04)         8.88           8.84        --        (0.10)      (0.10)        22.40
                      12/31/98    11.52         0.03         2.12           2.15    (0.01)            --      (0.01)        13.66
                      12/31/97(4) 10.00       (0.03)         1.55           1.52        --            --          --        11.52

AST Gabelli Small-Cap 06/30/01** $13.02        $0.02        $1.23          $1.25   $(0.07)       $(0.76)     $(0.83)       $13.44
Value***              12/31/00    11.39         0.10         2.23           2.23    (0.07)        (0.63)     $(0.70)       $13.02
                      12/31/99    11.44         0.08       (0.03)           0.05    (0.10)            --      (0.10)        11.39
                      12/31/98    12.88         0.09       (1.42)         (1.33)    (0.05)        (0.06)      (0.11)        11.44
                      12/31/97(4) 10.00         0.06         2.82           2.88        --            --          --        12.88

AST Marsico           06/30/01** $18.10       $(0.02)      $(2.46)        $(2.48) $     --       $(0.34)     $(0.34)       $15.28
                      12/31/00    21.63       (0.01)       (3.00)         (3.01)        --        (0.52)      (0.52)        18.10
                      12/31/99    14.20       (0.03)         7.48           7.45    (0.01)        (0.01)      (0.02)        21.63
                      12/31/98    10.03           --         4.17           4.17        --            --          --        14.20
                      12/31/97(5) 10.00         0.01         0.02           0.03        --            --          --        10.03

AST Cohen &           06/30/01** $10.18        $0.23          $0.28     $0.51       $(0.34)     $    --      $(0.34)       $10.35
Steers Realty         12/31/00     8.36         0.32         1.78           2.10    (0.28)            --      (0.28)        10.18
                      12/31/99     8.41         0.33       (0.15)           0.18    (0.23)            --      (0.23)         8.36
                      12/31/98(6) 10.00         0.28       (1.87)         (1.59)        --            --          --         8.41

(1) Annualized
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the AST Gabelli  Small-Cap  Value
Portfolio  (formerly,  the AST T.  Rowe  Price  Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc.  has  served as
Sub-advisor to the Portfolio since October 23, 2000.
+ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the AST American  Century Income &
Growth Portfolio  (formerly,  the AST Putnam Value Growth and Income Portfolio).  American Century  Investment  Management,
Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                                RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------             ----------              ----                  -------------         -------------               ----

   4.72%            $522,627             231%                         0.84%(1)             0.84%(1)             5.90%(1)
   8.43%             417,842             171%                         0.87%                0.87%                6.14%
   3.37%             406,604             178%                         0.86%                0.86%                5.51%
   5.72%             349,707             263%                         0.86%                0.86%                5.70%
   7.46%             288,642              54%                         0.88%                0.88%                5.71%
   3.90%             209,013             247%                         0.89%                0.89%                5.69%

 (15.60%)           $769.525              36%                         1.23%(1)             1.23%(1)             0.40%(1)
 (24.62%)          1,094,019              75%                         1.18%                1.19%                (0.02%)
   82.68%          1,551,045              76%                         1.23%                1.23%                (0.18%)
   16.22%            607,206              97%                         1.27%                1.27%                 0.32%
   18.70%            255,705              94%                         1.35%(1)             1.35%(1)              0.36%(1)

   (3.95%)          $435,359              26%                         0.94%(1)             0.94%(1)             0.65%(1)
  (10.77%)           487,880              61%                         0.94%                0.94%                0.68%
   22.98%            360,630             125%                         0.98%                0.98%                0.86%
   12.27%            189,871              87%                         1.00%                1.00%                1.05%
   22.30%            117,438              81%                         1.23%(1)             1.23%(1)             1.24%(1)

  (19.09%)          $332,248              88%                         1.22%(1)             1.22%(1)              1.06%(1)
  (16.10%)           332,504             126%                         1.27%                1.27%                (0.04%)
   65.20%            154,226             112%                         1.50%                1.50%                (0.32%)
   18.68%             77,733             220%                         1.65%                1.65%                 0.10%
   15.10%             33,125             171%                         1.75%(1)             1.75%(1)             (0.58%)(1)

    9.92%           $536,551              35%                         1.09%(1)             1.09%(1)             0.68%(1)
   21.86%            333,586              88%                         1.12%                1.12%                0.87%
    0.58%            261,493              26%                         1.11%                1.11%                0.64%
  (10.53%)           304,072              10%                         1.11%                1.11%                0.93%
   28.80%            199,896               7%                         1.16%(1)             1.16%(1)             1.20%(1)

  (13.81%)        $1,432,438              50%                         1.06%(1)             1.08%(1)            (0.23%)(1)
  (14.25%)         1,770,849             118%                         1.04%                1.06%               (0.09)%
   52.58%          1,723,736             115%                         1.08%                1.08%               (0.25%)
   41.59%            594,966             213%                         1.11%                1.11%                0.16%
    0.30%              7,299               --                         1.00%(1)             1.00%(1)             3.62%(1)

    5.29%           $138,526              24%                         1.23%(1)             1.23%(1)             4.55%(1)
   26.19%            132,486              59%                         1.28%                1.28%                5.21%
    2.26%             56,697              51%                         1.27%                1.27%                4.95%
  (16.00%)            33,025              18%                         1.30%(1)             1.30%(1)             5.02%(1)

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                                NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                   PERIOD      BEGINNING     INCOME     & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST Goldman Sachs       06/30/01**$14.55       $0.01        $0.87          $0.88   $    --       $(0.42)     $(0.42)       $15.01
Small-Cap Value+        12/31/00  10.87         0.01         3.67           3.68        --            --          --        14.55
                        12/31/99   9.99       (0.03)         0.91           0.88        --            --          --        10.87
                        12/31/98(6)10.00      (0.01)           --         (0.01)        --            --          --         9.99

AST DeAM Small-Cap      06/30/01**$11.72     $(0.02)      $(1.47)        $(1.49)   $    --       $(1.69)     $(1.69)        $8.54
Growth++                12/31/00  15.59       (0.08)       (2.90)         (2.98)        --        (0.89)      (0.89)        11.72
                        12/31/99(7)10.00      (0.05)         5.64           5.59        --            --          --        15.59

AST MFS Growth          06/30/01**$10.56     $    --      $(1.34)        $(1.34)   $    --       $    --     $    --        $9.22
                        12/31/00  11.30         0.01       (0.75)         (0.74)        --            --          --        10.56
                        12/31/99(8)10.00        0.01         1.29           1.30        --            --          --        11.30

AST Alger All-Cap       06/30/01**$6.84      $(0.01)      $(0.74)        $(0.75)   $    --       $    --     $    --        $6.09
Growth                  12/31/00(9)10.00  $       --       (3.16)          3.16)        --            --          --         6.84

AST Janus Mid-Cap       06/30/01**$6.64      $(0.02)      $(1.83)        $(1.85)   $    --       $    --      $   --        $4.79
Growth                  12/31/00(10)10.00       0.01       (3.37)         (3.36)        --            --          --         6.64

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
(9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
**Unaudited.
+ Prior to May 1, 2001,  Lord,  Abbett & Co. served as  Sub-advisor  to the AST Goldman  Sachs  Small-Cap  Value  Portfolio
(formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs Asset  Management  has served as Sub-advisor to the Portfolio since May 1, 2001.
++ Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor to the AST DeAM Small-Cap  Growth
Portfolio  (formerly,  the AST  Scudder  Small-Cap  Growth  Portfolio).  Deutsche  Asset  Management,  Inc.  has  served as
Sub-advisor to the Portfolio since December 10, 2001.

                                                                                RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS) TO AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------             ----------              ----                  -------------         -------------               ----

  6.23%           $313,116                  126%                        1.10%(1)             1.10%(1)                 0.22%(1)
 33.85%            227,759                   67%                        1.15%                1.15%                   (0.13%)
  8.81%             74,192                   85%                        1.24%                1.24%                   (0.36%)
 (0.10%)            41,788                   58%                        1.31%(1)             1.31%(1)                (0.21%)(1)

(13.05%)          $726,020                   70%                        1.17%(1)             1.17%(1)                (0.65%)(1)
(20.95%)           791,839                  136%                        1.13%                1.13%                   (0.67%)
 55.90%            841,984                  133%                        1.14%(1)             1.14%(1)                (0.67%)(1)

(12.59%)        $1,201,962                   78%                        1.07%(1)             1.06%(1)                 0.02%(1)
  6.53%)            82,051                  243%                        1.20%                1.23%                    0.08%
  13.00%             4,868                   60%                        1.35%(1)             1.35%(1)                 0.76%(1)

(10.96%)          $936,889                   89%                      1.23%(1)               1.22%(1)                (0.33%)(1)
(31.60%)           205,079                  123%                      1.24%(1)               1.23%(1)                (0.05%)(1)

(27.81%)           $68,581                  153%                        1.31%(1)             1.31%(1)                0.52%(1)
(33.60%)            65,098                   55%                        1.28%                1.28%                   1.18%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description  of certain  securities  and  investment  methods that the  Portfolios  may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain  risk  factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment  objectives and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may  purchase  and write  (sell) call and put options on  securities,  securities  indices and foreign  currencies, enter into futures contracts and use options on futures  contracts,  and enter into swap agreements with respect to foreign currencies,  interest rates, and securities indices. In general,  derivative  instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There  are  many  types  of  derivatives  and  many  different  ways to use  them.  Some  derivatives  and derivative  strategies  involve  very little risk,  while  others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A Portfolio may use  derivatives  to hedge  against  changes in interest rates,  foreign currency exchange rates or securities  prices, to generate income, as a low cost method of gaining exposure to a particular  securities  market without investing  directly in those securities,  or for other reasons.

         The use of these strategies  involves  certain special risks,  including the risk that the price movements of derivative  instruments  will not correspond  exactly with those of the investments from which they are derived.
In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the  opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a  Portfolio  being  unable to purchase or sell securities  when it would  otherwise  be  favorable  to do so, or in a Portfolio  needing to sell  securities  at a disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain derivative  instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or  write  (sell)  call or put  options  on  securities, financial  indices or  currencies.  The  purchaser  of an option on a security  or  currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put  option)  the  security  or  currency  at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option  has the  obligation  to buy or  sell  the  underlying  security  at the  exercise  price.  An  option  on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

         A  Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise sufficiently  above the exercise price to cover the premium and other transaction costs.  Similarly,  in order for a put option to be profitable,  the market price of the  underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security  subject  to the  option or has the right to  acquire  it  without  additional  cost).  By  writing a call option,  a Portfolio  assumes  the risk that it may be  required  to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that  writes a covered  call option gives up the  opportunity  for gain above the exercise  price should the market  price of the  underlying  security increase,  but retains the risk of loss  should the price of the  underlying  security  decline.  A Portfolio  will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the  options  are  exercised,  which  will  help  offset  a  decline  in the  market  value  of the  underlying securities.  A Portfolio  that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A  Portfolio  may sell an option that it has  previously  purchased  prior to the  purchase or sale of the underlying  security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and  other  transaction  costs  paid on the  option.  A  Portfolio  may terminate  an option it has  written by entering  into a closing  purchase  transaction  in which it  purchases  an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  and the AST Neuberger Berman Mid-Cap Value Portfolio,  may enter into financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract and the buyer agrees to buy the  securities or currency at a specified  price at a specified  future time.
Financial  futures  contracts may relate to  securities  indices,  interest  rates or foreign  currencies.  Futures contracts are usually  settled  through net cash payments  rather than through  actual  delivery of the  securities underlying the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a  specified  dollar  amount  times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Portfolio  may use futures  contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange  rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract gives the purchaser the right,  in return for the premium paid, to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell  futures or options on futures  contracts or stock  indices for  purposes  other than  bona  fide  hedging  transactions  (as  defined  by the CFTC) if as a result  the sum of the  initial  margin deposits and premiums  required to establish  positions in futures  contracts and related  options that do not fall within  the  definition  of bona  fide  hedging  transactions  would  exceed  5% of the fair  market  value of each
Portfolio's net assets; and

         (ii)     enter into any futures  contracts if the aggregate amount of that Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a  Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict future movements in securities prices,  interest rates,  currency exchange rates, and other economic factors.  If a
Sub-advisor seeks to protect a Portfolio  against  potential  adverse  movements in the relevant  financial markets using these instruments,  and such markets do not move in the predicted  direction,  the Portfolio could be left in a less favorable  position than if such strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among  the  other  risks  inherent  in the use of  options  and  futures  are (a)  the  risk of  imperfect correlation  between the price of options and futures and the prices of the  securities or currencies to which they relate,  (b) the fact  that  skills  needed to use these  strategies  are  different  from  those  needed to select portfolio  securities  and (c) the  possible  need to defer  closing out  certain  positions  to avoid  adverse tax consequences.  With  respect  to  options  on  stock  indices  and  stock  index  futures,  the  risk of  imperfect correlation  increases the more the holdings of the Portfolio  differ from the  composition of the relevant  index.
These  instruments may not have a liquid secondary  market.  Option positions  established in the  over-the-counter market may be  particularly  illiquid and may also involve the risk that the other party to the  transaction  fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  none of the  Portfolios  invest  primarily in  securities  of issuers in developing  countries,  many of the  Funds  may  invest  in these  securities  to some  degree.  Many of the  risks described  above with  respect to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the securities markets in those  countries  may be less liquid or subject to inadequate  government  regulation  and  supervision.
Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably, by exchange rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions  of the relative  merits of  investment in different  countries,  actual or perceived  changes in interest rates or other complex factors.  Currency  exchange rates also can be  affected  unpredictably  by the  intervention  or the  failure to  intervene  by U.S. or foreign governments  or central  banks,  or by  currency  controls or  political  developments  in the U.S.  or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio may enter into forward foreign currency  exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified currency  at a  specified  future date at a price set at the time of the  contract.  A  Portfolio  may enter into a forward  contract when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a
Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign  currency  (or a currency  that acts as a proxy for such  currency).  This  practice  may be referred to as
"portfolio  hedging."  In any event,  the precise  matching of the  forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the  Fund's  securities  or other assets  denominated  in or  exposed to that  currency,  or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in or exposed to the related  currency.  The effect of  entering  into a forward contract on a  Portfolio's  share  price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a  Portfolio's  losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes of  receiving dividend  payments and on the company's  assets in the event of  liquidation.  (Some of the  Sub-advisors  consider preferred  stocks to be  equity  securities  for  purposes  of the  various  Portfolios'  investment  policies  and restrictions,  while others  consider  them fixed income  securities.)  After other  claims are  satisfied,  common stockholders  participate  in  company  profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or reinvested  in the company to help it grow.  Increases  and  decreases  in  earnings  are  usually  reflected  in a company's stock price, so common stocks  generally have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by
Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the  greater  the credit risk the rating  service  perceives  to exist with  respect to the  security.
Increasing  the amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the  prices of fixed  income  securities  generally  will be  affected  by changes in the level of interest  rates in the markets  generally.  An  increase  in interest  rates will tend to reduce the prices of such securities,  while a decline in  interest  rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those  that are rated  lower  than the four  highest  categories  by a  nationally  recognized  statistical  rating organization  (for  example,  lower  than Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are generally  considered to be high risk investments  as they are subject to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for lower-rated  bonds may be  thinner  and less  active  than the  market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption  or call  provisions  that are  common in  lower-rated  bonds may result in their  replacement  by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are frequently  referred to as  "investment  grade."
However,  bonds rated in the fourth  category  (Baa or BBB) are  considered  medium grade and may have  speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of
prepayment.   Prepayments  on  some  mortgage-backed  securities  may  necessitate  that  a  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may  invest in  convertible  securities.  Convertible  securities  are bonds, notes,  debentures and preferred  stocks that may be converted  into or exchanged for shares of common stock.  Many convertible  securities are rated below  investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's  balance  sheet.  Convertible  securities  generally  participate  in the appreciation  or  depreciation  of the underlying  stock into which they are  convertible,  but to a lesser degree.
Frequently,  convertible  securities  are  callable by the  issuer,  meaning  that the issuer may force  conversion before the holder would otherwise choose.

         Warrants  are  options  to buy a stated  number of shares of common  stock at a  specified  price any time during  the life of the  warrants.  The value of  warrants  may  fluctuate  more  than the value of the  securities underlying  the  warrants.  A warrant will expire  without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other  than the AST DeAM  Small-Cap  Growth  Portfolio,  the AST  Alger  All-Cap  Growth
Portfolio,   and  the  AST  Cohen  &  Steers  Realty   Portfolio)   may  purchase   securities  on  a  when-issued,
delayed-delivery  or forward  commitment  basis.  These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the future.  A Portfolio  does not earn  interest on such  securities until  settlement and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.
If the seller fails to complete the sale, the Portfolio may lose the  opportunity  to obtain a favorable  price and yield.  While the Portfolios will generally engage in such  when-issued,  delayed-delivery  and forward  commitment transactions with the intent of actually  acquiring the securities,  a Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis.
If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  each  Portfolio may invest up to 15% of its net assets in  illiquid  securities.  Illiquid  securities  are those  that,  because  of the  absence of a readily available  market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of  business  at  approximately  the amount at which the  Portfolio  has  valued  the  investment.
Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered most advantageous by its  Sub-advisor  and may incur  expenses that would not be incurred in the sale of securities  that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters into a  repurchase  agreement  may lose money in the event that the other party defaults  on its  obligation  and the  Portfolio  is delayed or  prevented  from  disposing  of the  collateral.  A
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios  (specifically,  the AST Janus Overseas Growth Portfolio, the AST PBHG Small-Cap Growth
Portfolio,  the AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST
Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Marsico  Capital  Growth  Portfolio,  the AST JanCap  Growth
Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  and the AST PIMCO  Limited  Maturity Bond  Portfolio)  may
enter into  reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a  Portfolio  sells a portfolio instrument  and agrees to  repurchase  it at an agreed upon date and price,  which  reflects an effective  interest rate.  It may also be viewed as a borrowing of money by the  Portfolio  and,  like  borrowing  money,  may increase fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason,  have  borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the  necessary  test within three  business  days.  Certain  Portfolios  (the AST Gabelli  Small-Cap  Value
Portfolio,  the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio,  and the AST  Neuberger  Berman  Mid-Cap  Value
Portfolio) will not purchase  securities when outstanding  borrowings are greater than 5% of the Portfolio's  total assets.  If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others for the  purpose  of  realizing  additional  income.  Voting  rights on loaned securities  typically  pass to the  borrower,  although a Portfolio  has the right to terminate a securities  loan, usually within three business  days, in order to vote on significant  matters or for other reasons.  All securities loans will be collateralized  by cash or securities issued or guaranteed by the U.S.  Government or its agencies at least  equal in value to the market  value of the  loaned  securities.  Nonetheless,  lending  securities  involves certain risks,  including the risk that the Portfolio  will be delayed or prevented from  recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various  Portfolios  can "sweep"  excess cash balances of the  Portfolios  to those funds for temporary  investment purposes.  In addition,  certain  Sub-advisors  may invest  Portfolio assets in money market funds that they advise or in other  investment  companies.  Mutual  funds  pay  their  own  operating  expenses,  and the  Portfolios,  as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of investment company bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales  generally,  the AST Janus Overseas  Growth  Portfolio, the AST American Century International Growth Portfolio,  the AST PBHG Small-Cap Growth Portfolio,  the AST Goldman
Sachs Small-Cap Value Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST JanCap Growth Portfolio, the AST
American Century Income & Growth  Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST PIMCO Total Return
Bond  Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio may make short sales "against the box." A short sale  against the box involves  selling a security  that the  Portfolio  owns,  or has the right to obtain  without additional  costs,  for delivery at a specified  date in the future.  A Portfolio may make a short sale against the box to hedge  against  anticipated  declines  in the  market  price of a  portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management
INVESCO Funds Group, Inc.
Janus Capital Corporation
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim, Baxter & Associates, Ltd.

Custodians
PFPC Trust Company                                            The Chase Manhattan Bank
Airport Business Center, International Court 2                One Pierrepont Plaza
200 Stevens Drive                                             Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
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Investment Company Act File No. 811-5186